--------------------------------------------------------------------------------
HUDSON CAPITAL
APPRECIATION FUND
(A Series of The Fahnestock Funds)               125 Broad Street
                                                 New York, New York 10004
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 Dear Shareholders:
   1997 was a very good year. The Fund's Class A Shares net asset value increased approximately 43% (after an adjustment for capital gain distributions.)

   Our strategy is somewhat unconventional--we are a value-oriented growth fund. We attempt to identify companies that are well managed, that have been very successful at achieving their goals, that we believe have good prospects for continued success, and that we believe are reasonably priced given the prospects and the risks. This leads us to small and large companies, to high growth and steady growth companies, to high technology and to no technology companies. We invest in a broad range of industries from semi-conductors to agriculture to personal services.

   Currently, the makeup of our portfolio is more than 60% "small" and "mid-cap" companies. For several years now, this group has under-performed the larger capitalization companies. Individual investors have increasingly focused on large mutual funds, which tend to invest in large companies. Meanwhile, the supply of large company stocks has actually diminished through buy-backs and mergers. The result of decreased supply and increased demand is high prices. This is less true in smaller stocks where companies tend to grow faster and need capital. Furthermore, there is far less research effort by securities firms regarding smaller companies. This provides us an opportunity to work harder, learn more and hopefully identify undervalued opportunities. We believe that, in the long run, a more traditional large cap versus small cap valuation will prevail. Unfortunately, we don't know when this will happen. If history is any guide, though, an upward revaluation of small company stocks will be both brief and dramatic. Studies have shown, measured by month, that small caps under-performed large caps 90% of the time. Over long periods of time, the opposite is true; small stocks outperformed large stocks. While there is a disparity between larger and smaller companies' valuations, we will probably continue to be overweighted in smaller companies.

   Another characteristic of our portfolio is that we have very limited uninvested assets or cash. This is not a timing judgment. In fact, it is the opposite. We intend to remain "fully invested." We do not attempt to predict the action of the market and allocate assets. Our investors may allocate assets themselves by buying or selling the Fund. I believe that it may be impossible to predict "the market"; in any event, it certainly is beyond my ability. By investing in well-managed companies
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 that we believe are good values and have good prospects, we should be able to enjoy success in the long run.

   We recently reviewed some general characteristics of the Fund's portfolio which may interest you and tend to confirm our strategy is working. Our beta, a measure of the price volatility of our stocks, is approximately .9 compared to the S&P 500. (The S&P 500 is an unmanaged index of common stocks and industry, transportation and financial and public utility companies. Investments cannot be made in an index.) This suggests that our portfolio may not be quite as volatile as the market. I believe this is due to our focus on the value as well as the growth rate of our companies. Value tends to provide some "shock absorbers" to the volatility of earnings. Our trailing price to earnings ratio of the portfolio is below, but near, the popular averages. On the other hand, the growth rates of earnings in our portfolio are well above the broad market averages. This is appropriate for a growth fund. The average price to book value of our portfolio is well below broad market averages, again suggestive of our emphasis on value.

   Since I became portfolio manager of the Fund in October of 1995, we have enjoyed generous returns from Class A Shares (40.68% in 1996 and 42.88% in 1997). It is unrealistic to expect these results to continue, and of course, our past results are not a basis that can be used to project results in the future. However, we will continue to follow the same strategy and endeavor to find well-managed, successful companies and try to buy them at prices which we believe are attractive.

 Sincerely,
 /s/ James D. Gerson
 James D. Gerson
 Senior Vice President and
 Portfolio Manager

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

  THE VALUE OF A $10,000 INVESTMENT IN THE HUDSON CAPITAL APPRECIATION FUND--
                                    CLASS A

  The graph below illustrates the hypothetical investment of $10,000* in the Hudson Capital Appreciation Fund--Class A (the "Fund") from March 5, 1991 (start of performance) to December 31, 1997, compared to the Standard and Poor's 500 Index (S&P 500).+

                       Hudson Capital Appreciation Fund
                                Class A Shares

                                    HCAF            S&P 500
                       3/5/91       9,550           10,000
                     12/31/91      11,221           11,664
                     12/31/92      12,180           12,550
                     12/31/93      14,344           13,813
                     12/31/94      12,734           13,995
                     12/31/95      15,130           19,255
                     12/31/96      21,266           23,676
                     12/31/97      30,386           31,574

                    Average Annual Total Returns** for the
                        Periods Ended December 31, 1997
                  1 Year...............................36.47%
                  5 Year...............................19.02%
                  Start of Performance (03/05/91)......17.75%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  *Represents a hypothetical investment of $10,000 in the Fund, after deducting the maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). The Fund's performance assumes the reinvestment of all dividends and distributions.

  **Total returns quoted reflect all applicable sales charges.

  +Source: The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

  THE VALUE OF A $10,000 INVESTMENT IN THE HUDSON CAPITAL APPRECIATION FUND--
                                    CLASS B

  The graph below illustrates the hypothetical investment of $10,000* in the Hudson Capital Appreciation Fund--Class B (the "Fund") from April 17, 1997 (start of performance) to December 31, 1997, compared to the Standard and Poor's 500 Index (S&P 500).+

                       Hudson Capital Appreciation Fund
                                Class B Shares

                                       HCAF          S&P 500
                     4/17/97          10,000         10,000
                    12/31/97          13,078         12,890

                     Average Annual Total Return** for the
                        Period Ended December 31, 1997

         Start of Performance (04/17/97)........................30.78%


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  *Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 5.00% maximum contingent deferred sales charge on any redemption less than one year from the purchase date. The Fund's performance assumes the reinvestment of all dividends and distributions.

  **Total returns quoted reflect all applicable contingent deferred sales charges.

  +Source: The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

  THE VALUE OF A $10,000 INVESTMENT IN THE HUDSON CAPITAL APPRECIATION FUND--
                                    CLASS N

  The graph below illustrates the hypothetical investment of $10,000* in the Hudson Capital Appreciation Fund--Class N (the "Fund") from April 17, 1997 (start of performance) to December 31, 1997, compared to the Standard and Poor's 500 Index (S&P 500).+

                       Hudson Capital Appreciation Fund
                                Class N Shares

                                         HCAF       S&P 500
                      4/17/97           10,000      10,000
                     12/31/97           13,709      12,890

                      Average Annual Total Return for the
                        Period Ended December 31, 1997

          Start of Performance (04/17/97).....................37.09%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

  *The Fund's performance assumes the reinvestment of all dividends and distributions.

  +Source: The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance.
The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index. This index is unmanaged.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 SHARES                                          VALUE
 ------                                          -----
           COMMON STOCKS--99.4%
           AGRICULTURAL--4.7%
 10,000    AGCO Corp.                         $   292,500
 40,000    Agrium, Inc.                           487,500
 30,000    ConAgra, Inc.                          984,375
                                              -----------
           Total                                1,764,375
                                              -----------
           BUILDING & CONSTRUCTION--13.1%
 23,750    AFC Cable System, Inc.                 706,563
 30,000    Continental Homes Holdings Corp.     1,207,500
 22,500    Genlyte Group, Inc.                    399,375
 10,000    Lone Star Industries, Inc.             531,250
 20,000    NCI Buildings Systems, Inc.            710,000
 35,400    Republic Group, Inc.                   579,675
 25,000    Southern Energy Homes, Inc.            200,000
 20,000    Toll Brothers, Inc.                    535,000
                                              -----------
           Total                                4,869,363
                                              -----------
           COMPUTER PRODUCTS--6.7%
 20,000    Cabletron Systems, Inc.                300,000
 25,000    Electronic Data Systems Corp.        1,098,438
 20,000(a) EMC Corporation                        548,750
 31,000(a) Phoenix Technologies Ltd.              375,875
 20,000    Programmers Paradise, Inc.             187,500
                                              -----------
           Total                                2,510,563
                                              -----------
           CONSUMER PRODUCTS--6.1%
 54,000(a) Helen of Troy Ltd.                     870,750
 30,000    ITI Technologies, Inc.                 652,500
 15,000    Regis Corp. Minnesota                  376,875
 40,000    RockShox, Inc.                         370,000
                                              -----------
           Total                                2,270,125
                                              -----------

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 SHARES                                                         VALUE
 ------                                                         -----
           COMMON STOCKS (CONTINUED)
           ELECTRONICS--15.0%
 15,000    ASECO Corp.                                       $   127,968
 15,000    Hadco Corp.                                           678,750
 20,000    Innovex, Inc.                                         458,750
 30,000    Learonal, Inc.                                        705,000
 10,000(a) NU Horizons Electronics Corp.                          62,500
 15,000    PCD Inc.                                              352,500
 50,000(a) Speedfam International, Inc.                        1,325,000
 20,000    Storage Technology Corp.                            1,238,750
 30,000    Unitrode Corp.                                        645,000
                                                             -----------
           Total                                               5,594,218
                                                             -----------
           FINANCIAL--6.6%
 16,000    State Street Corp.                                    931,000
 12,000    Travelers Group, Inc.                                 646,500
 20,000    Travelers Property and Casualty, Corp.--Class A       880,000
                                                             -----------
           Total                                               2,457,500
                                                             -----------
           INDUSTRIAL PRODUCTS--19.9%
 12,000    Blount International, Inc.--Class A                   320,250
 50,000    Checkpoint Systems, Inc.                              875,000
 30,000    DT Industries, Inc.                                 1,020,000
 10,900    ESCO Electronics Corp.                                183,937
  8,000(a) Esterline Technologies Corp.                          288,000
 33,000    Gundle/SLT Environmental, Inc.                        173,250
 22,500(a) IFR Systems, Inc.                                     348,750
 17,100(a) Jacobs Engineering Group, Inc.                        433,912
 20,212(a) New Brunswick Scientific, Inc.                        179,381
  5,000    Park Ohio Industries, Inc.                             91,250
 20,000    Raychem Corp.                                         861,250
 70,297(a) Supreme Industries, Inc.--Class A                     632,673

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 SHARES                                         VALUE
 ------                                         -----
           COMMON STOCKS (CONTINUED)
           INDUSTRIAL PRODUCTS (CONTINUED)
 15,000    Titan International, Inc.         $   300,938
 50,000    Valmont Industries, Inc.              975,000
 25,700    VWR Scientific Products Corp.         726,025
                                             -----------
           Total                               7,409,616
                                             -----------
           OIL, ENERGY & GAS EXPLORATION--12.4%
 45,000(a) Abacan Resources Corp.                 70,313
 40,000    American Oilfield Divers, Inc.        510,000
 24,000    Global Industries, Inc.               408,000
 17,500(a) Hvide Marine, Inc.--Class A           450,625
 31,700(a) Louis Dreyfus Natural Gas Corp.       592,393
 35,000    Occidental Petroleum Corp.          1,025,938
 36,000    Southern Mineral Corp.                184,500
 30,133(a) Southern Union Company                719,425
 12,000    Tidewater, Inc.                       661,500
                                             -----------
           Total                               4,622,694
                                             -----------
           PHARMACEUTICALS & HEALTH--3.6%
 12,000    Amgen, Inc.                           649,500
 20,000    Coherent, Inc.                        702,500
                                             -----------
           Total                               1,352,000
                                             -----------
           RESTAURANTS--1.7%
 26,000(a) Garden Fresh Restaurants Corp.        373,750
 15,000(a) O'Charleys, Inc.                      262,500
                                             -----------
           Total                                 636,250
                                             -----------
           RETAIL--3.5%
 40,000    Sirena Apparel Group, Inc.            160,000
 15,000(a) Travis Boats & Motors, Inc.           361,875

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
DECEMBER 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  SHARES                                                         VALUE
  ------                                                         -----
              COMMON STOCKS (CONTINUED)
              RETAIL (CONTINUED)
   20,000     Wal-Mart Stores, Inc.                           $   788,750
                                                              -----------
              Total                                             1,310,625
                                                              -----------
              TRANSPORTATION--6.1%
   10,000     AMR Corp.                                         1,285,000
   20,000(a)  Celadon Group, Inc.                                 270,000
   30,000(a)  Simon Transportation Service, Inc.                  720,001
                                                              -----------
              Total                                             2,275,001
                                                              -----------
              TOTAL COMMON STOCKS (cost $30,578,831)           37,072,330
                                                              -----------
 PRINCIPAL
  AMOUNT
 ---------
              REPURCHASE AGREEMENT(C)--0.8%
 $293,000     State Street Bank and Trust Co., 4.25%, dated
               12/31/1997 due 1/2/1998 (cost $293,000)            293,000
                                                              -----------
              TOTAL INVESTMENTS (cost $30,871,831)(b)         $37,365,330
                                                              ===========

--------

(a) Non-income producing security.

(b) The cost of investments for federal tax purposes amounts to $30,871,831. The net unrealized appreciation of investments on a federal tax basis amounts to $6,493,499, which is comprised of $8,467,010 appreciation and $1,973,511 depreciation at December 31, 1997.

(c) Collateralized by U.S. Treasury Bill, par value of $300,000, coupon rate of 6.125%, due 5/15/1998, and value of $302,625.

Note: The categories of investments are shown as a percentage of net assets
      ($37,296,382) at December 31, 1997.
--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS:
 Total investments in securities, at value (cost $30,871,831)
  (Note 1)........................................................ $37,365,330
 Income receivable................................................      19,647
 Receivable for Fund shares sold..................................     458,465
                                                                   -----------
   Total assets...................................................  37,843,442
                                                                   -----------
LIABILITIES:
 Payable to Bank for cash overdraft...............................     157,368
 Payable for investments purchased................................       5,500
 Payable for Fund shares redeemed.................................     165,744
 Accrued expenses.................................................     218,448
                                                                   -----------
   Total liabilities..............................................     547,060
                                                                   -----------
 Net Assets....................................................... $37,296,382
                                                                   ===========
NET ASSETS CONSIST OF:
 Paid in capital.................................................. $30,880,894
 Net unrealized appreciation of investments.......................   6,493,499
 Accumulated net investment loss..................................    (347,769)
 Accumulated net realized gain on investments.....................     269,758
                                                                   -----------
   Net Assets..................................................... $37,296,382
                                                                   ===========
 Class A Shares:
 Net Asset Value Per Share ($29,325,173 / 1,812,846 shares
  outstanding).................................................... $     16.18
                                                                   -----------
 Offering Price Per Share (100/95.50 of $16.18)*.................. $     16.94
                                                                   -----------
 Redemption Proceeds Per Share.................................... $     16.18
                                                                   -----------
 Class B Shares:
 Net Asset Value Per Share ($2,125,491 / 131,929 shares
  outstanding).................................................... $     16.11
                                                                   -----------
 Offering Price Per Share......................................... $     16.11
                                                                   -----------
 Redemption Proceeds Per Share (95/100 of $16.11)*................ $     15.30
                                                                   -----------
 Class N Shares:
 Net Asset Value Per Share ($5,845,718 / 361,383 shares
  outstanding).................................................... $     16.18
                                                                   -----------
 Offering Price Per Share......................................... $     16.18
                                                                   -----------
 Redemption Proceeds Per Share.................................... $     16.18
                                                                   -----------

--------

* See "How to Buy Shares" in the Prospectus
--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Interest.......................................................... $  120,382
  Dividends.........................................................     47,975
                                                                     ----------
    Total investment income.........................................    168,357
                                                                     ----------
Expenses: (Notes 2 and 3)
  Investment management fee.........................................    252,355
  Distribution expenses Class A Shares..............................     60,222
  Distribution expenses Class B Shares..............................      6,411
  Distribution expenses Class N Shares..............................      4,728
  Legal, compliance and filing fees.................................    162,285
  Custodian fee.....................................................      9,809
  Shareholder servicing and related shareholder expenses............    154,486
  Audit and accounting..............................................     52,229
  Trustees' fees and expenses.......................................     18,000
  Other.............................................................     59,452
                                                                     ----------
    Total expenses..................................................    779,977
                                                                     ----------
  Investment management fee waived..................................   (252,355)
  Reimbursement of other operating expenses.........................    (11,496)
                                                                     ----------
  Net expenses......................................................    516,126
                                                                     ----------
  Net investment loss...............................................   (347,769)
                                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments....................................  4,615,862
Net change in unrealized appreciation of investments................  3,300,887
                                                                     ----------
  Net realized and unrealized gain on investments...................  7,916,749
                                                                     ----------
Net increase in net assets from operations.......................... $7,568,980
                                                                     ==========

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                               YEAR ENDED        YEAR ENDED
                                            DECEMBER 31, 1997 DECEMBER 31, 1996
                                            ----------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
Net investment loss........................    $  (347,769)      $  (150,917)
Net realized gain on investments...........      4,615,862         2,958,488
Unrealized appreciation of investments.....      3,300,887         1,794,231
                                               -----------       -----------
  Net increase in net assets from
   operations..............................      7,568,980         4,601,802
                                               -----------       -----------
Distributions to shareholders from net
 realized gains:
  Class A Shares...........................     (3,480,078)       (2,791,224)
  Class B Shares...........................       (233,027)               --
  Class N Shares...........................       (649,346)               --
                                               -----------       -----------
Total distributions to shareholders from
 net realized gains........................     (4,362,451)       (2,791,224)
                                               -----------       -----------
Share transactions--net (Note 4)...........     18,419,133         1,762,917
                                               -----------       -----------
  Net increase in net assets...............     21,625,662         3,573,495
Net Assets:
  Beginning of year........................     15,670,720        12,097,225
                                               -----------       -----------
  End of year..............................    $37,296,382       $15,670,720
                                               ===========       ===========

--------------------------------------------------------------------------------
    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES.

Hudson Capital Appreciation Fund (the "Fund") is a series of The Fahnestock Funds, a Massachusetts business trust (the "Trust"). The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940. Effective April 15, 1997, the Fund renamed its original shares to Class A Shares and added Class B Shares and Class N Shares. Its financial statements are prepared in accordance with generally accepted accounting principles for investment companies as follows:

  A) VALUATION OF SECURITIES

   Securities traded on a national securities exchange are valued at the price of the last sale on such exchange. If no sale has occurred, or if the security is traded only in the over-the-counter market, it will normally be valued at its current bid price. Short-term securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Portfolio securities for which current quotations are not readily available are valued at fair value as determined in good faith by the Board of Trustees.

  B) FEDERAL INCOME TAXES

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

  C) SECURITIES TRANSACTIONS AND INTEREST INCOME

   Securities transactions are recorded on a trade date basis. Interest income, including amortization of premium and discount, is accrued as earned and dividend income is recorded on the ex-dividend date. Realized gains and losses from securities transactions are recorded on the identified cost basis.

  D) DIVIDENDS AND DISTRIBUTIONS

   Dividends and distributions to shareholders are recorded on the ex-dividend date.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

  E) OTHER

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

Under the Investment Management Agreement, the Fund pays an investment management fee to Hudson Capital Advisors, Inc. (the "Advisor") equal to 1% of the Fund's average daily net assets up to $25 million and 0.75% of annual average net assets in excess of $25 million.

Under the Fund's Administration Agreement with Fahnestock & Co. Inc. (the "Administrator"), the Administrator has agreed to provide administrative services to the Fund at no charge.

Effective February 1, 1997, Class A Shares changed its expense limit from 2.5% to 2.0%.

The Adviser has voluntarily agreed to limit expenses applicable to Class B Shares to 2.5% and to 2.0% with respect to Class N Shares. During the year ended December 31, 1997, the Fund incurred investment management fees of $252,355. However, the Advisor has waived and reimbursed $252,355 and $11,496, respectively, of expenses in order to comply with the agreement as stated above.

In acting as Distributor during the year, Fahnestock & Co. Inc. earned $27,000 of commissions on sales of the Fund's shares.

Fees are paid to Trustees who are unaffiliated with the Advisor on the basis of $3,000 per annum plus $750 per meeting attended.

At December 31, 1997, affiliated Trustees owned 19,744 shares (0.86%) of the
Fund.

3.DISTRIBUTION PLAN.

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted Distribution Plans (the "Plans") under which it may reimburse
Fahnestock & Co. Inc. (the "Distributor") for expenses relating to the distribution of Class A Shares, Class B Shares, and Class N Shares at annual rates not to exceed a percentage of average daily net assets according to
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
the schedule listed below. Distribution expenses incurred in a year in excess of the amounts listed below may be carried forward and sought to be reimbursed in future years. Interest at the prevailing broker loan rate may be charged to the Fund on any expenses carried forward and those expenses and interest will be reflected as current expenses on the Fund's statement of operations for the year in which they become accounting liabilities.

                  PERCENTAGE OF AVERAGE DAILY
SHARE CLASS NAME    NET ASSETS OF THE CLASS
----------------  ---------------------------
Class A Shares..             0.50%
Class B Shares..             1.00%
Class N Shares..             0.25%

4.TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST.

At December 31, 1997, the Fund had authorized an unlimited number of shares of beneficial interest ($0.01 par value). Transactions in shares of beneficial interest were as follows:

                                       YEAR ENDED             YEAR ENDED
                                   DECEMBER 31, 1997      DECEMBER 31, 1996
                                  ---------------------  ---------------------
                                   SHARES     AMOUNT      SHARES     AMOUNT
                                  --------  -----------  --------  -----------
CLASS A SHARES
Sold.............................  643,522  $10,576,390   223,039  $ 2,946,523
Issued on reinvestment of
 dividends and distributions.....  215,020    3,317,928   213,111    2,755,522
Redeemed......................... (251,609)  (4,108,076) (292,500)  (3,939,128)
                                  --------  -----------  --------  -----------
  Net increase in Class A Shares.  606,933  $ 9,786,242   143,650  $ 1,762,917
                                  ========  ===========  ========  ===========

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                             PERIOD ENDED
                                                         DECEMBER 31, 1997(A)
                                                         ----------------------
                                                          SHARES      AMOUNT
                                                         ---------  -----------
CLASS B SHARES
Sold....................................................   118,105  $ 2,060,818
Issued on reinvestment of dividends and distributions...    14,954      229,987
Redeemed................................................    (1,130)     (19,117)
                                                         ---------  -----------
  Net increase in Class B Shares........................   131,929  $ 2,271,688
                                                         =========  ===========
                                                             PERIOD ENDED
                                                         DECEMBER 31, 1997(A)
                                                         ----------------------
                                                          SHARES      AMOUNT
                                                         ---------  -----------
CLASS N SHARES
Sold....................................................   386,089  $ 6,937,229
Issued on reinvestment of dividends and distributions...    41,696      642,949
Redeemed................................................   (66,402)  (1,218,975)
                                                         ---------  -----------
  Net increase in Class N Shares........................   361,383  $ 6,361,203
                                                         =========  ===========
  Net increase in Fund Share transactions............... 1,100,245  $18,419,133
                                                         =========  ===========

--------
(a) Reflects operations from April 17, 1997 (date of initial public offering) to December 31, 1997.

5.INVESTMENT TRANSACTIONS.

Purchases and sales of investment securities, other than short-term investments, totaled $26,276,379 and $12,536,585, respectively. Fahnestock & Co. Inc. did not earn any commissions for executing securities transactions of the Fund during the year ended December 31, 1997.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
6.FINANCIAL HIGHLIGHTS.

 CLASS A SHARES

 (For a share outstanding throughout each period)

                                  YEAR ENDED DECEMBER 31,
                          ---------------------------------------------------
                           1997       1996       1995       1994       1993
                          -------    -------    -------    -------    -------
 Net asset value,
  beginning of period...  $ 12.99    $ 11.39    $ 10.95    $ 13.72    $ 11.93
 Income from investment
  operations
 Net investment income
  (loss)................    (0.21)*    (0.10)     (0.03)     (0.06)     (0.13)
 Net realized and
  unrealized gain (loss)
  on investments........     5.67       4.72       2.09      (1.48)      2.25
                          -------    -------    -------    -------    -------
 Total income (loss)
  from investment
  operations............     5.46       4.62       2.06      (1.54)      2.12
                          -------    -------    -------    -------    -------
 Less dividends paid to
  shareholders:
  Dividends paid from
  net realized gain on
  investments...........    (2.27)     (3.02)     (1.62)     (1.23)     (0.33)
                          -------    -------    -------    -------    -------
 Net asset value, end of
  period................  $ 16.18    $ 12.99    $ 11.39    $ 10.95    $ 13.72
                          =======    =======    =======    =======    =======
Total return............    42.88%     40.68%     18.94%    (11.22%)    17.77%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of
  period (000 omitted)..   $29,325    $15,671    $12,097    $15,874    $19,227
 Ratio of expenses to
  average net assets....      2.03%+     2.50%+     2.50%+     2.49%+     2.49%+
 Ratio of net investment
  income (loss) to
  average
  net assets............    (1.38%)+   (1.13%)+   (0.16%)+   (0.46%)+   (1.00%)+
 Average commission rate
  paid++................  $0.0600    $0.0597         --         --         --
 Portfolio turnover
  rate..................    50.46%     85.37%    197.71%    194.55%    154.18%

--------
* Per share information presented is based on the average number of shares outstanding.

+ The ratios of expenses and net investment income/(loss) to average net assets are net of expenses voluntarily reimbursed by the Advisor, Administrator and Distributor in the amount of 1.04%, 1.00%, 0.92%, 0.27%, and 0.25%, respectively.

++ For the fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases or sales of equity securities.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS.

 CLASS B SHARES

 (For a share outstanding throughout the period)

                                                                 PERIOD ENDED
                                                                 DECEMBER 31,
                                                                    1997*
                                                                 ------------
 Net asset value, beginning of period..........................    $ 13.54
 Income from investment operations
 Net investment loss...........................................      (0.09)**
 Net realized and unrealized gain on investments...............       4.93
                                                                   -------
    Total income from investment operations....................       4.84
                                                                   -------
 Less dividends paid to shareholders:
 Dividends paid from net realized gain on investments..........      (2.27)
                                                                   -------
 Net asset value, end of period................................    $ 16.11
                                                                   =======
Total return...................................................      36.54%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted).......................    $ 2,125
 Ratio of expenses to average net assets.......................       2.50%+***
 Ratio of net investment loss to average net assets............      (0.77%)+***
 Average commission rate paid..................................    $0.0600
 Portfolio turnover rate.......................................      50.46%

--------

* Reflects operations from April 17, 1997 (date of initial public offering) to December 31, 1997.

** Per share information presented is based on the average number of shares outstanding.

*** Annualized

+ The ratios of expenses and net investment loss to average net assets are net of expenses voluntarily reimbursed by the Advisor in the amount of 1.04%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS.

 CLASS N SHARES

 (For a share outstanding throughout the period)

                                                                 PERIOD ENDED
                                                                 DECEMBER 31,
                                                                    1997*
                                                                 ------------
 Net asset value, beginning of period..........................    $ 13.54
 Income from investment operations
 Net investment loss...........................................      (0.18)**
 Net realized and unrealized gain on investments...............       5.59
                                                                   -------
    Total income from investment operations....................       5.41
                                                                   -------
 Less dividends paid to shareholders:
 Dividends paid from net realized gain on investments..........      (2.77)
                                                                   -------
 Net asset value, end of period................................    $ 16.18
                                                                   =======
Total return...................................................      37.09%
RATIOS/SUPPLEMENTAL DATA
 Net assets, end of period (000 omitted).......................    $ 5,846
 Ratio of expenses to average net assets.......................       2.00%+***
 Ratio of net investment loss to average net assets............      (1.48%)+***
 Average commission rate paid..................................    $0.0600
 Portfolio turnover rate.......................................      50.46%

--------

* Reflects operations from April 17, 1997 (date of initial public offering) to December 31, 1997.

** Per share information presented is based on the average number of shares outstanding.

*** Annualized

+ The ratios of expenses and net investment loss to average net assets are net of expenses voluntarily reimbursed by the Advisor in the amount of 1.04%.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HUDSON CAPITAL APPRECIATION FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Stockholders and Board of Trustees of Hudson Capital Appreciation Fund:

  We have audited the accompanying statement of assets and liabilities of Hudson Capital Appreciation Fund, including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Hudson Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material mistatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hudson Capital Appreciation Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                        Coopers & Lybrand L.L.P.

Kansas City, Missouri
February 18, 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
HUDSON CAPITAL
APPRECIATION FUND
(A Series of The Fahnestock Funds)
  125 Broad Street
  New York, New York 10004
  Telephone (800) 221-5588

INVESTMENT ADVISOR

  Hudson Capital Advisors, Inc.
  805 Third Avenue
  New York, New York 10022

PRINCIPAL DISTRIBUTOR

  Fahnestock & Co. Inc.
  125 Broad Street
  New York, New York 10004

CUSTODIAN AND TRANSFER AGENT

  Investors Fiduciary Trust Company
  1004 Baltimore
  Kansas City, Missouri 64105

--------------------------------------------------------------------------------

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's objectives and policies, experience of its management, marketability of shares, and other information.

HUDSON CAPITAL
--------------
APPRECIATION
--------------
    FUND

                                                                  CLASS A SHARES
                                                                  CLASS B SHARES
                                                                  CLASS N SHARES


                                 ANNUAL REPORT
                               DECEMBER 31, 1997

                                      LOGO
                                   FAHNESTOCK
                                ESTABLISHED 1881
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--------------------------------------------------------------------------------
G02329-01 (2/98)                                                      HUD 802109